Lord Abbett                          Global
                                          Fund

                                                                 o Income Series
                                                                 o Equity Series


                       SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED JUNE 30, 1998

                               [GRAPHIC OMITTED]


                                     A globally-diversified mutual fund with two portfolios to help you achieve your goals

                                     [LOGO](R)

Report to Shareholders
For the Six Months Ended June 30, 1998

[PHOTO OMITTED]

/s/ ROBERT S. DOW
----------------------------------
ROBERT S. DOW
CHAIRMAN

JULY 25, 1998

Table of Contents

Income Series
--------------------------------------------------------------------------------
About the Income Series                                                        1
Statement of Net Assets                                                        2

Equity Series
--------------------------------------------------------------------------------
About the Equity Series                                                        4
Statement of Net Assets                                                        5

Income and Equity Series
--------------------------------------------------------------------------------
Statements of Operations                                                       8
Statements of Changes in
 Net Assets                                                                    9
Financial Highlights 10
Notes to Financial Statements                                                 12

Lord Abbett Global Fund completed the first half of its fiscal year on June 30, 1998. Below is an overview of each Series' class-specific data as of the close of the period.

                                       Income Series               Equity Series
                         -------------------------------------------------------
                                    Six Months Ended            Six Months Ended
                                       June 30, 1998               June 30, 1998
                         -------------------------------------------------------
                         Class A   Class B   Class C   Class A  Class B  Class C
                         -------------------------------------------------------
Net asset value            $8.10     $8.10     $8.11    $13.55   $13.45   $13.46
Dividends                  $0.25     $0.22     $0.22    $   --   $   --   $   --
Total return*+             +3.2%     +2.8%     +3.0%    +12.2%   +11.8%   +11.7%

About the Income Series

During the last six months, lower commodity prices and benign inflationary pressures have curbed the need for higher interest rates both in the United States and in Core Europe. In such an environment, the portfolio has maintained modestly overweighted positions in the U.S. and dollar-bloc countries relative to weightings in our benchmark, which is the J.P. Morgan Global Government Bond Index. In addition, despite the Bank of England's tight monetary policy, we have maintained an overweighted position in United Kingdom assets, taking advantage of the currency appreciation and the relative outperformance of funds with longer maturities.

Moreover, we have also captured some of the better high-yielding opportunities in several lesser-developed, but still investment-grade, countries--like Poland, Tunisia and Croatia. Greece has also provided an important vehicle for portfolio diversification as it has begun the process of converging to Core European inflation levels and interest rates.

Looking ahead to the second half of 1998, we believe the eleven countries involved in the initial phase of EMU are poised to experience good economic growth. We continue to like the U.K. market from a real yield, risk/reward basis, but remain pessimistic on Japan from a fixed-income and currency investment perspective. As the Asian overhang continues, we see potential for upside appreciation for high-quality assets--particularly U.S. Treasuries.

About the Equity Series

The Equity Series' returns at net asset value for the three-month period ending 6/30/98 were 1.1%, versus the MSCI World Index's returns of 2.1%. This underperformance, relative to the Series' benchmark, was affected by a one-time transaction charge associated with restructuring by its new manager to focus the portfolio upon a smaller number of better-quality, industry-leading stocks.

Looking ahead, we believe the third quarter of 1998 will witness a pattern of stock market behavior across the world similar to that of the quarter just ended. Combined political and economic uncertainties continue to mean that both Far Eastern and emerging markets will remain vulnerable while Europe, in particular, continues to appreciate based on generally stronger-than-expected earnings growth.

Equity Management Change

Effective 6/15/98, the new sub-adviser for Lord Abbett Global Fund--Equity Series is Fuji-Lord Abbett International, Limited (formerly named Fuji Investment Management Co. (Europe) Ltd.) Effective the same date, the Fund's new portfolio manager is Chris Taylor, who is Deputy Managing Director of Fuji-Lord Abbett International, Limited and has been employed by the firm and its predecessor companies since 1987. Mr. Taylor has over 15 years of investment management experience and is a graduate of Oxford University and the City University's Business School in London.

* Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

+     Not annualized.

About Lord Abbett's Income Series

Global Diversification

Our research team seeks to identify the best value in relation to risk by analyzing economic factors and interest-rate trends in the world's major bond markets. Investing in many bond markets, versus investing only in the U.S., has the potential to increase returns and reduce risk. The returns below are not Income Series' returns. There is no guarantee that the Income Series' portfolio will include all of the countries listed in the two charts below.

                A Comparison of 10-Year Government Bonds, After Currency Translations

                1988    1989    1990   1991   1992    1993   1994   1995    1996   1997    6 Months  10 1/2 Years
                                                                                           Ended     Ended
                                                                                           6/30/98   6/30/98
-----------------------------------------------------------------------------------------------------------------
Canada          19.0    16.1     5.6   24.1   (0.5)   13.2  (13.6)   26.1   11.3     8.6     1.5        172.6
-----------------------------------------------------------------------------------------------------------------
France           7.3     8.9    19.8   16.4    4.6    17.0   (0.5)   31.3    4.8    (3.5)    4.4        175.1
-----------------------------------------------------------------------------------------------------------------
Germany         (3.0)    5.6    10.5   10.8    6.2    10.6    5.1    27.2   (0.3)   (5.4)    4.4         93.9
-----------------------------------------------------------------------------------------------------------------
Japan            2.7   (14.4)    3.0   24.2   11.3    30.8    5.5    12.9   (5.9)   (4.3)   (3.9)        68.8
-----------------------------------------------------------------------------------------------------------------
United Kingdom   2.3    (3.5)   34.2   14.7   (3.9)   21.4   (5.4)   17.5   18.4    11.5     7.5        179.7
-----------------------------------------------------------------------------------------------------------------
United States    8.8    14.0     6.7   17.0    7.3    12.1   (6.7)   23.6    2.9    11.5     4.3        157.0
-----------------------------------------------------------------------------------------------------------------

All figures indicate percentage total returns in U.S. dollars; ( ) signify negative return. Sources: J.P. Morgan Securities and Goldman Sachs International, Limited.

Where in the World Can You Find Higher Yields?

A portfolio that includes high-quality foreign bonds has the opportunity to search for higher yields around the globe. As shown below, yields on high-quality bonds vary from country to country. This data does not represent Income Series' performance.

                                          As of 6/30/97            As of 6/30/98
--------------------------------------------------------------------------------
United States                                6.55%                     5.45%
--------------------------------------------------------------------------------
Australia                                    7.07%                     5.60%
--------------------------------------------------------------------------------
Canada                                       6.33%                     5.36%
--------------------------------------------------------------------------------
Denmark                                      6.21%                     4.89%
--------------------------------------------------------------------------------
France                                       5.50%                     4.78%
--------------------------------------------------------------------------------
Germany                                      5.61%                     4.71%
--------------------------------------------------------------------------------
Greece                                       8.97%                     7.62%
--------------------------------------------------------------------------------
Italy                                        6.75%                     5.01%
--------------------------------------------------------------------------------
Japan                                        2.54%                     1.35%
--------------------------------------------------------------------------------
New Zealand                                  6.96%                     6.34%
--------------------------------------------------------------------------------
South Africa                                14.35%                    15.15%
--------------------------------------------------------------------------------
Spain                                        6.27%                     4.94%
--------------------------------------------------------------------------------
Sweden                                       6.52%                     4.94%
--------------------------------------------------------------------------------
United Kingdom                               7.09%                     5.85%
--------------------------------------------------------------------------------

Semi-annual yields to maturity on 10-year government benchmark bonds. Source:
Union Bank of Switzerland (as of June 30, 1998).

Diversification in High-Quality Global Bonds

In seeking its goal of high income with relative safety, the Income Series focuses on quality. Using global diversification, the Income Series attempts to reduce risk while striving to capture high interest rates from quality bonds around the world. See the Income Series' portfolio of investments in securities on page 2.

High Quality of Long-Term Portfolio Holdings:

AAA 89.0%
BBB 11.0%

[The following table was depicted as a geographical chart in the printed material.]

Canada                                                                     2.50%

U.S.                                                                      31.94%

Sweden                                                                     2.58%

Norway                                                                     2.41%

Netherlands                                                                1.47%

U.K.                                                                      17.74%

Poland                                                                     1.82%

Germany                                                                   12.53%

Spain                                                                      2.48%

Tunisia                                                                    2.41%

Italy                                                                      8.23%

Croatia                                                                     .76%

Greece                                                                     5.50%

South Africa                                                               2.46%

Australia                                                                  3.64%

New Zealand                                                                1.53%


Data as of 6/30/98. The Series' portfolio is actively managed and its holdings are subject to change.

Important Information

Prior to July 15, 1996, the Income Series had only one class of shares, which is now designated as Class A shares. Results from periods from July 15, 1996 onward relate to Class A shares. The investment return and principal value of a Fund investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Foreign investment risk factors include less regulation and the potential for less liquidity and more volatility than U.S. markets; currency fluctuation; potentially less publicly available information about companies, banks and governments than for U.S. counterparts; lack of uniform accounting standards among countries, impairing comparisons; potentially higher transaction costs and different securities settlement and trading practices. Each Series of the Fund issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 9/30/98, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested.

                               Statement of Net Assets
                               INCOME SERIES June 30, 1998

                                                                                                           Principal
                                                                                                              Amount
                                                                                             Rating: S&P    in Local
                               Investments                                                    or Moody's    Currency    Market Value
====================================================================================================================================
Investments in Securities 94.91%
====================================================================================================================================
Foreign 64.59%
====================================================================================================================================
Australia 3.46%                Australian Commonwealth Treasury 83/4% due 8/15/2008               AAA      $  5,750M    $  4,420,652
------------------------------------------------------------------------------------------------------------------------============
Canada 2.37%                   Government of Canada Notes 9% due 6/1/2025                         AAA         3,000M       3,031,668
------------------------------------------------------------------------------------------------------------------------============
Croatia .72%                   Croatia 7% due 2/27/2002                                           BBB           950M         920,906
------------------------------------------------------------------------------------------------------------------------============
Germany 11.89%                 Deutschland Republic Zero Coupon due 7/4/2007                      AAA         4,280M         494,704
                               Deutschland Republic 61/2% due 7/4/2027                            AAA         5,000M       3,226,965
                               Deutschland Republic 73/8% due 1/3/2005                            AAA        14,975M       9,543,028
                               Ford Motor Credit 51/4% due 6/16/2008+                               A         3,500M       1,930,208
                               Total                                                                                      15,194,905
------------------------------------------------------------------------------------------------------------------------============
Greece 5.23%                   Hellenic Republic 8.90% due 4/1/2003                                       2,035,000M       6,674,800
------------------------------------------------------------------------------------------------------------------------============
Italy 7.81%                    Republic of Italy (BTPS) 12% due 9/1/2001                          AAA    14,650,000M       9,976,650
------------------------------------------------------------------------------------------------------------------------============
Netherlands 1.39%              Netherlands Government 83/4% due 1/15/2007                         AAA         2,850M       1,779,765
------------------------------------------------------------------------------------------------------------------------============
New Zealand 1.45%              New Zealand Government 8% due 2/15/2001+                           AAA         3,500M       1,853,093
------------------------------------------------------------------------------------------------------------------------============
Norway 2.29%                   Norwegian Government 91/2% due 10/31/2002                          AAA        19,500M       2,925,059
------------------------------------------------------------------------------------------------------------------------============
Poland 1.73%                   European Bank Recon & Develop 185/8% due 5/22/2000                 AAA         7,820M       2,207,860
------------------------------------------------------------------------------------------------------------------------============
South Africa 2.33%             Republic of South Africa 121/2% due 1/15/2002                      BBB        13,700M       2,118,979
                               Walt Disney Co. 14% due 10/24/2002                                   A         5,500M         859,249
                               Total                                                                                       2,978,228
------------------------------------------------------------------------------------------------------------------------============
Spain 2.35%                    Spanish Government 8.40% due 4/30/2001+                            AAA       416,900M       3,004,598
------------------------------------------------------------------------------------------------------------------------============
Sweden 2.45%                   Kingdom of Sweden SGB 8% due 8/15/2007+                            AAA        20,500M       3,131,888
------------------------------------------------------------------------------------------------------------------------============
Tunisia 2.29%                  Banque Cent De Tunisie 71/2% due 9/19/2007                         BBB         3,000M       2,925,000
------------------------------------------------------------------------------------------------------------------------============
United Kingdom 16.83%          British Airways 10% due 6/15/2008                                    A         3,450M       7,415,899
                               United Kingdom Treasury 9% due 10/13/2008                          AAA         1,200M       2,477,640

                               Statement of Net Assets
                               INCOME SERIES June 30, 1998

                                                                                                           Principal
                                                                                                              Amount
                                                                                             Rating: S&P    in Local
                               Investments                                                    or Moody's    Currency    Market Value
====================================================================================================================================
                               United Kingdom Treasury 10% due 9/8/2003                           AAA         4,390M   $   8,469,969
                               United Kingdom Treasury 13% due 7/14/2000                          AAA         1,700M       3,144,568
                               Total                                                                                      21,508,076
                               -----------------------------------------------------------------------------------------============
                               Total Investments in Foreign Securities (Cost $84,607,120)                                 82,533,148
====================================================================================================================================
United States 30.32%
====================================================================================================================================
                               Federal National Mortgage Association 6 1/2% due on
                                an announced basis                                                AAA       $17,000M      17,095,625
                               U.S. Treasury Bonds Zero Coupon due 11/15/2021+                    AAA         4,000M       1,054,375
                               U.S. Treasury Notes 6 1/8% due 11/15/2027+                         AAA        14,000M      15,004,063
                               U.S. Treasury Notes 7 1/2% due 10/31/1999+                         AAA         5,450M       5,586,250
                               Total Investments in United States Securities (Cost $38,079,814)                           38,740,313
                               -----------------------------------------------------------------------------------------============
                               Total Investments in Securities (Cost $122,686,934)                                       121,273,461
====================================================================================================================================
Other Assets, Less Liabilities 5.09%
====================================================================================================================================
Other Assets

Short-Term Investments         Federal Home Loan Bank 5.48% due 7/1/1998                          AAA         6,000M       5,999,100
                               Federal Home Loan Mortgage Corporation 15% due 7/14/1998           AAA        17,000M      17,058,438
                               Other (See Note 5)                                                                         29,005,276
                               Total Short-Term Investments (Cost $52,121,280)                                            52,062,814
                               -----------------------------------------------------------------------------------------============
Cash                                                                                                                         166,371
------------------------------------------------------------------------------------------------------------------------============
Receivable for:                Securities sold                                                                            56,685,454
                               Interest                                                                                    3,556,030
                               Capital stock sold                                                                            284,581
                               Total Other Assets                                                                        112,755,250
====================================================================================================================================
Liabilities

Payable for:                   Securities purchased                                                                       76,203,715
                               Distributions                                                                                 472,316
                               Capital stock reacquired                                                                      271,248
                               Cash collateral on securities loaned                                                       29,005,276
                               Other                                                                                         293,100
                               Total Liabilities                                                                         106,245,655
                               -----------------------------------------------------------------------------------------============
                               Total Other Assets, Less Liabilities                                                        6,509,595
====================================================================================================================================
Net Assets 100.00%                                                                                                      $127,783,056
====================================================================================================================================
                               Class A Shares-Net asset value ($122,505,488 / 15,115,183 shares outstanding)                   $8.10
                               Class B Shares-Net asset value ($1,388,122 / 171,371 shares outstanding)                        $8.10
                               Class C Shares-Net asset value ($3,889,446 / 479,799 shares outstanding)                        $8.11

                             + Security on loan. See Note 5.
                               See Notes to Financial Statements.

About Lord Abbett's Equity Series

Why Invest Internationally?

International investors have a larger choice of exceptional companies to choose from than investors who concentrate solely on U.S.-based companies.

Percent of the World's Market Capitalizations

[The following material was depicted as a pie chart in the printed material.]

            Based in the U.S.             49.6%
            Based outside of the U.S.     50.4%

Source: Morgan Stanley Capital International. Data as of 6/30/98, based on market capitalization.

Managed to Participate in Global Growth

Portfolio diversification positions the Equity Series to participate in global opportunities. Nine countries were represented in the Equity Series at period end. See the portfolio of investments in securities on page 5.

[The following table was depicted as a geographical chart in the printed material.]

Canada                                                                     2.34%

U.S.                                                                      44.93%

Sweden                                                                     2.29%

Switzerland                                                                4.64%

Netherlands                                                                5.38%

U.K.                                                                       7.46%

France                                                                    11.14%

Germany                                                                   14.21%

Japan                                                                      7.61%

Data as of 6/30/98. The Series' portfolio is actively managed and its holdings are subject to change.

                               Statement of Net Assets
                               EQUITY SERIES June 30, 1998

                               Investments                                                                 Shares       Market Value
====================================================================================================================================
Investments in Securities 98.41%
====================================================================================================================================
Foreign 54.19%
====================================================================================================================================
Canada 2.30%                   Ballard Power Systems-Designs, manufactures and develops methanol-or hydrogen-based fuel cells that are the only true zero emission power
                               source for vehicles                                                            60,000     $ 1,961,454
-------------------------------------------------------------------------------------------------------------------------===========
France 10.96%                  Alcatel Alsthom-One of the world's largest full-line heavy electrical
                               engineering firms                                                              10,000       2,031,052
                               AXA-UAP One of Europe's largest financial organizations                        18,000       2,019,503
                               Suez Lyonnaise des Eaux-Water and business services group                      20,670       3,393,332
                               Thomson-CSF-A major aerospace company                                          50,000       1,897,410
                               Total                                                                                       9,341,297
-------------------------------------------------------------------------------------------------------------------------===========
Germany 13.99%                 BASF-Major international bulk chemical company                                 12,500         592,786
                               Bayer-Major international specialty chemical and pharmaceutical
                               company                                                                        12,500         645,670
                               BMW-Motor manufacturer                                                          2,708       2,733,496
                               Sap Ag-World's fourth-largest software firm dominating the global
                               market for relational databases                                                 5,000       3,027,873
                               Thyssen-Largest producer of steel in Germany                                    8,000       2,030,749
                               Volkswagen Ag-European auto manufacturer                                        3,000       2,891,826
                               Total                                                                                      11,922,400
-------------------------------------------------------------------------------------------------------------------------===========
Japan 7.49%                    Bridgestone Corp.-Owns Firestone, making it one of the world's top
                               three tire manufacturers                                                       22,000         519,061
                               Canon Inc.-Precision equipment manufacturer                                    16,000         362,538
                               Citizen Watch-Precision engineering and quartz watch component
                               supplier                                                                       29,000         238,850
                               East Japan Railway-Major regional ground transportation company                    40         187,599
                               Fuji Photo Film-Major manufacturer of photo-sensitive materials                12,000         416,918
                               Honda Motor-Major automotive group                                             10,000         355,344
                               Ito Yokado Co.-Diversified retailing operations                                 6,000         281,830
                               Matsushita Electric Industrial Co.-Consumer electronics manufacturer           23,000         368,938
                               Nichiei Co.-Japanese domestic consumer credit guarantee company                 3,900         266,508
                               Nippon Telephone & Telegraph-Japan's largest telecommunications
                               company                                                                            65         537,692
                               Sankyo Co.-Major domestic pharmaceutical company                               10,000         227,305
                               Secom-Leading security software supplier in Japan                               6,000         345,705
                               Shiseido-Cosmetic manufacturer                                                 25,000         283,413
                               Sony Corp.-Leading consumer electronics and entertainment company               4,000         343,835
                               Sumitomo Electric Industries-Manufacturer of electric wire and cables          41,000         413,776
                               Taisho Pharmaceuticals-2nd largest OTC drug manufacturer in Japan              13,000         242,195
                               Takefuji-Largest Japanese consumer finance firm                                 3,500         161,128
                               Terumo Corp.-Japan's largest maker of disposable medical supplies              13,000         205,725
                               Tokyo Electric-Electric utility                                                15,000         293,483
                               Toyota Motor-Automobile manufacturer                                           13,000         335,707
                               Total                                                                                       6,387,550
-------------------------------------------------------------------------------------------------------------------------===========
Netherlands 5.29%              Ahold (kon)-Dominant Dutch food retail chain, 4th largest in the U.S.          33,966       1,088,046
                               ING-Banking and insurance company                                              30,207       1,973,792
                               VNU-Publishing group                                                           40,000       1,450,084
                               Total                                                                                       4,511,922
-------------------------------------------------------------------------------------------------------------------------===========
Sweden 2.26%                   Ericsson (LM) Series B-Telecommunications company                              66,000       1,923,570
-------------------------------------------------------------------------------------------------------------------------===========
Switzerland 4.56%              Novartis-Pharmaceutical and chemical company                                      685       1,137,835
                               Union Bank Of Switzerland-Major global commercial and investment bank           4,050       1,503,258
                               Zurich Verischerun-Major European property & casualty insurer                   1,960       1,248,621
                               Total                                                                                       3,889,714
-------------------------------------------------------------------------------------------------------------------------===========
United Kingdom 7.34%           British Aerospace Ord-One of the United Kingdom's top defense
                               contractors                                                                    54,000         413,710
                               General Electric Company-Electronics group                                    150,000       1,290,345
                               Jarvis Ord-Specialist engineering and service company focused on the
                               installation of related track and signals                                     170,000       1,960,712

                               Statement of Net Assets
                               EQUITY SERIES June 30, 1998

                               Investments                                                                 Shares       Market Value
====================================================================================================================================
                               Marks & Spencer-United Kingdom's largest general merchandise retailers         51,300      $  467,358
                               SmithKline Beecham Ord-United Kingdom based pharmaceutical company             54,000         656,089
                               Verity Group-Makes high-quality loudspeakers and has developed the
                               first commercial flat panel speaker                                           600,000         846,900
                               Vodafone Group-Major United Kingdom mobile phone utility                       49,300         624,853
                               Total                                                                                       6,259,967
                               ------------------------------------------------------------------------------------------===========
                               Total Investments in Foreign Securities (Cost $40,522,709)                                 46,197,874
====================================================================================================================================
United States 44.22%
====================================================================================================================================
                               Air Products & Chemicals Inc.-Industrial gas producer                          24,050         962,000
                               Allstate Corp.-Second largest provider of personal lines of insurance
                               in the U.S.                                                                    11,150       1,020,922
                               American General Corporation-A leading provider of financial services, including life/health insurance, annuities, consumer credit and mortgage
                               financing                                                                       9,000         640,688
                               American Home Products Corp.-Producer of drugs, food housewares and
                               packaged medicine and medical products                                         17,200         890,100
                               Archer-Daniels-Midland Co.-Leading processor and seller of
                               agricultural commodities                                                       38,865         753,009
                               Baltimore Gas & Electric Co.-Regional electric utility company                 13,675         424,780
                               BankAmerica Corp.-Major money-center bank                                       7,025         607,223
                               BankBoston, N.A.-Leading New England regional bank                              7,750         431,094
                               BellSouth Corp.-Regional telephone company                                      6,275         421,209
                               Best Foods-Producer of diversified packaged foods                              15,850         920,291
                               Bowater Inc.-Manufacturer of newsprint, groundwood, kraft pulp and
                               lumber products                                                                 7,200         340,200
                               Bristol-Myers Squibb Company-Major worldwide pharmaceutical concern with other interests in infant nutrition, non-prescription medications,
                               medical devices and toiletries                                                  6,950         798,816
                               Chase Manhattan Corp.-Major money-center bank holding company                   9,600         724,800
                               Chevron Corp.-Worldwide petroleum company with important interests in
                               chemicals and minerals                                                          8,125         674,882
                               Chubb Corp.-Provider of broad-based property and casualty insurance            11,600         932,350
                               Cigna Corp.-Provider of multi-line insurance and medical services               5,475         377,775
                               Cinergy Corp.-Supplier of electricity and natural gas in southwestern
                               Ohio and adjacent Kentucky and Indiana territories                             13,450         470,750
                               Columbia Energy Group-Utility holding company and natural gas provider          7,238         402,586
                               Comerica Inc.-Midwestern regional bank holding company                          8,550         566,438
                               ConAgra Inc.-Major producer of agricultural and consumer products              29,200         925,275
                               Crown Cork & Seal Inc.-Major producer of a wide variety of steel and
                               aluminum containers for the food industry                                      18,700         888,250
                               Deere & Co.-World's largest manufacturer of farm equipment                     16,125         852,608
                               DuPont DeNemours, E.I & Co.-Major U.S.-based producer of plastic and
                               chemicals                                                                      10,000         746,250
                               Emerson Electric Co.-Diversified manufacturer of consumer and
                               industrial electrical components                                               17,500       1,056,563
                               Exxon Corp.-World's largest integrated oil company                             12,850         916,366
                               Fed National Mortgage-America's largest supplier of conventional home
                               mortgages                                                                      17,000       1,032,750
                               First Chicago NBD-Major midwest bank                                            7,125         631,453
                               First Union Corp. Major East Coast bank                                        10,700         623,275
                               Fort James Corp.-Producer of paper-based consumer products, packaging
                               and communication papers                                                       13,850         616,325
                               FPL Group-One of the nation's premier electric utilities, serving
                               about 7 million people on Florida's East, Southeast and Southwest coasts.       9,400         592,200
                               General Motors Corp.-Worldwide auto producer                                    9,925         663,113
                               Heinz H.J. Co.-Domestic packaged foods producer                                19,300       1,083,213
                               Hewlett-Packard Co.-Leading manufacturer of computer products
                               including printers, servers, workstations and PCs                              15,050         901,119
                               Humana Inc.-Major U.S. provider of managed health plans                        30,500         951,219
                               Intel Corp.-Leading producer of semiconductor memory circuits                   7,500         555,938
                               International Business Machines Corp.-World's largest computer
                               manufacturer                                                                    7,525         863,963
                               Kimberly Clark Corp.-Major producer of consumer and personal care
                               products                                                                       13,600         623,900

                               Statement of Net Assets
                               EQUITY SERIES June 30, 1998

                                                                                                           Shares or
                               Investments                                                          Principal Amount    Market Value
====================================================================================================================================
                               Mobil Corp.-Large international oil company                                     8,425      $  645,566
                               Morton International Inc.-Producer of specialty chemicals, salt and
                               airbags                                                                        12,775         319,375
                               Motorola Inc.-Manufacturer of semiconductor communications equipment            8,300         436,269
                               MBL Finance.-3% due 11/30/2002                                                   120M         114,150
                               Nicor Inc.-Natural gas distributor in Illinois                                 16,025         643,002
                               Norwest Corp.-Midwestern Regional Bank Holding Co.                             14,600         545,675
                               Penney, J.C. Co., Inc.-Leading departmental store retailer                      5,300         383,256
                               Philip Morris Inc.-Leading tobacco company                                     10,750         423,281
                               Seagate Technology Inc.-Manufacturer of computer disk drive equipment           9,375         223,242
                               SmithKline Beecham plc ADS-Major U.K. based health care company                10,875         657,937
                               Sonoco Products Co.-A leading U.S. producer of specialty paper and
                               plastic packaging components                                                   11,715         354,379
                               St. Jude Medical, Inc.-A leading manufacturer of artificial heart
                               valves                                                                         19,175         705,880
                               SBC Communication Inc.-Mexican telephone monopoly                               9,400         376,000
                               The Coastal Corporation-A diversified gas pipeline company                     13,675         954,686
                               Time-Warner Inc.-A major entertainment and communications firm                  8,000         683,500
                               Transamerica Corp.-Diversified financial services company                       3,500         402,938
                               U.S.A. Waste Services Inc.-A leading waste management concern                  12,000         592,500
                               United Healthcare Corp.-Offers health care coverage and related
                               services in all 50 states                                                       6,300         400,050
                               VF Corp.-Leading producer of blue jeans and other apparel                      11,950         615,425
                               Warner-Lambert Co.-Drug and consumer products manufacturer                      7,800         541,125
                               Xerox Corp.-World's leading duplication technology supplier                     7,800         792,675
                               Total Investments in United States Securities (Cost $34,736,395)                           37,694,604
                               ------------------------------------------------------------------------------------------===========
                               Total Investments in Securities (Cost $75,259,104)                                         83,892,478
====================================================================================================================================
Other Assets, Less Liabilities 1.59%
====================================================================================================================================
Other Assets

Short-Term Investments         Morgan Stanley Dean Witter 6.25% due 7/01/1998 (Cost $1,044,819)               1,045M       1,044,819
-------------------------------------------------------------------------------------------------------------------------===========
Cash and Receivables, Net of Liabilities                                                                                     307,288
                               ------------------------------------------------------------------------------------------===========
                               Total Other Assets, Less Liabilities                                                        1,352,107
====================================================================================================================================
Net Assets 100.00%                                                                                                       $85,244,585
====================================================================================================================================
                               Class A Shares-Net asset value ($81,642,635 / 6,026,937 shares outstanding)                    $13.55
                               Class B Shares-Net asset value ($2,283,378 / 169,782 shares outstanding)                       $13.45
                               Class C Shares-Net asset value ($1,318,572 / 97,930 shares outstanding)                        $13.46

                               + Restricted security under Rule 144A.
                                 See Notes to Financial Statements.

              Statements of Operations

                                                                                                     Six Months Ended June 30, 1998
                                                                                                     ------------------------------
Investment Income                                                                                    Equity Series     Income Series
====================================================================================================================================
Income        Dividend                                                                                $    903,463      $        --
              Interest                                                                                      81,546        5,663,352
              Foreign taxes withheld                                                                       (58,999)              --
              Total income                                                                                 926,010        5,663,352
              ----------------------------------------------------------------------------------------------------------------------
Expenses      Management fee                                                                               311,046          342,723
              12b-1 distribution plan-Class A                                                              116,348          195,947
              12b-1 distribution plan-Class B                                                                9,102            6,688
              12b-1 distribution plan-Class C                                                                5,927           22,304
              Shareholder servicing                                                                        164,460          144,132
              Custodian                                                                                     16,000           32,734
              Reports to shareholders                                                                       19,800           37,782
              Registration                                                                                  18,000           24,000
              Professional                                                                                  14,700           22,878
              Miscellaneous                                                                                 12,723            5,629
              Total expenses before deductions                                                             688,106          834,817
                                                                                                       -----------------------------
              Expense reductions                                                                            (9,046)          (9,090)
              Total expenses                                                                               679,060          825,727
              ----------------------------------------------------------------------------------------------------------------------
              Net investment income                                                                        246,950        4,837,625
              ----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
====================================================================================================================================
Net realized gain (loss) from investment and foreign currency transactions
              Proceeds from sales                                                                       50,182,190      486,594,829
              Cost of investments sold                                                                  43,813,766      486,873,807
              ----------------------------------------------------------------------------------------------------------------------
              Net realized gain (loss)                                                                   6,368,424         (278,978)
              ----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and foreign currency holdings                  2,875,502         (117,709)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment and foreign currency transactions                  9,243,926         (396,687)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting From Operations                                                   $ 9,490,876      $ 4,440,938
====================================================================================================================================

              See Notes to Financial Statements.

              Statements of Changes in Net Assets

                                                                         Six Months Ended June 30, 1998 Year Ended December 31, 1997
                                                                         ------------------------------ ----------------------------
Increase (Decrease) in Net Assets                                          Equity Series  Income Series Equity Series  Income Series
======================================================================================================= ============================
Operations    Net investment income                                         $   246,950    $ 4,837,625     $ 475,406   $ 10,728,518
              Net realized gain (loss) from investment and foreign
              currency transactions                                           6,368,424       (278,978)    8,643,260       (386,507)
              Net unrealized appreciation (depreciation) of investments
              and foreign currency holdings                                   2,875,502       (117,709)   (2,530,998)    (4,218,698)
              Net increase in net assets resulting from operations            9,490,876      4,440,938     6,587,668      6,123,313
              ----------------------------------------------------------------------------------------- ----------------------------
Undistributed net investment income included in price of share transactions          --              --         5,192            --
------------------------------------------------------------------------------------------------------- ----------------------------
Distributions to shareholders from:
              Net investment income-Class A                                          --     (3,994,212)     (364,730)   (10,676,319)
              Net investment income-Class B                                          --        (36,244)           --        (60,905)
              Net investment income-Class C                                          --       (123,005)         (397)      (360,770)
              In excess of net investment income-Class A                             --             --            --     (1,201,001)
              In excess of net investment income-Class B                             --             --            --         (9,781)
              In excess of net investment income-Class C                             --             --            --        (38,752)
              Net realized gain from investment and foreign currency
              transactions-Class A                                                   --             --    (8,064,753)            --
              Net realized gain from investment and foreign currency
              transactions-Class B                                                   --             --      (135,059)            --
              Net realized gain from investment and foreign currency
              transactions-Class C                                                   --             --       (82,246)            --
              Total distribution                                                     --     (4,153,461)   (8,647,185)   (12,347,528)
              ----------------------------------------------------------------------------------------- ----------------------------
Capital share transactions:
              Net proceeds from sale of shares                                6,051,081      2,746,288    16,590,094      6,604,979
              Net asset value of shares issued to shareholders in
              reinvestment of net investment income and realized
              gain from investment and foreign currency transactions                 --      2,108,395     8,176,325      5,560,277
              Total                                                           6,051,081      4,854,683    24,766,419     12,165,256
              ----------------------------------------------------------------------------------------- ----------------------------
              Cost of  shares reacquired                                    (11,117,700)   (26,144,033)  (34,055,648)   (59,650,585)
              ----------------------------------------------------------------------------------------- ----------------------------
              Decrease in net assets derived from share transactions         (5,066,619)   (21,289,350)   (9,289,229)   (47,485,329)
              ----------------------------------------------------------------------------------------- ----------------------------
Increase (decrease) in net assets                                             4,424,257    (21,001,873)  (11,343,554)   (53,709,544)
------------------------------------------------------------------------------------------------------- ----------------------------
Net Assets    Beginning of period                                            80,820,328    148,784,929    92,163,882    202,494,473
              ----------------------------------------------------------------------------------------- ----------------------------
              End of period+                                               $ 85,244,585   $127,783,056  $ 80,820,328   $148,784,929
              ======================================================================================================================

              + Includes underdistributed (overdistributed) net investment income of $295,938 and $23,544 for the Equity and Income Series, respectively, as of June 30, 1998 and $48,988 and $(660,620), respectively, for the year ended December 31, 1997.
                  See Notes to Financial Statements.

Financial Highlights

INCOME SERIES

                                                                                                                   Class A Shares
                                                ------------------------------------------------------------------------------------
                                                Six Months Ended                                          Year Ended December 31,
Per Share Operating Performance:                         6/30/98           1997           1996        1995        1994      1993
====================================================================================================================================
Net asset value, beginning of period                      $ 8.09         $ 8.34         $ 8.58      $ 7.98      $ 9.02    $ 8.87
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
     Net investment income                                   .29(b)         .51(b)         .53         .77         .65       .76
     Net realized and unrealized gain (loss)
     on investments                                         (.03)          (.18)          (.04)        .6138      (.9603)    .174
     Total from investment operations                        .26            .33            .49        1.3838      (.3103)    .934
------------------------------------------------------------------------------------------------------------------------------------
Distributions
     Dividends from net investment income                   (.25)          (.51)          (.61)       (.6613)     (.6035)   (.784)
     Distributions to shareholders
     from paid-in-capital                                     --           (.07)            --          --        (.1262)      --
     Distributions from foreign
     currency transactions                                    --             --           (.12)       (.1225)         --       --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 8.10         $ 8.09         $ 8.34      $ 8.58      $ 7.98    $ 9.02
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                             3.19%(d)       4.23%(c)       6.12%      17.86%      (3.40)%   10.78%
====================================================================================================================================
Ratios to Average Net Assets:
     Expenses(e)                                             .59%(d)       1.10%          1.04%       1.04%       1.02%     1.04%
     Net investment income                                  3.53%(d)       6.29%          6.52%       7.60%       7.72%     7.81%
====================================================================================================================================

                                                                  Class B Shares                                      Class C Shares
                                       ----------------------------------------------     ------------------------------------------
                                       Six Months Ended    Year Ended       8/1/96(c)     Six Months Ended   Year Ended   7/15/96(c)
Per Share Operating Performance:               6/30/98       12/31/97     to 12/31/96              6/30/98     12/31/97  to 12/31/96
=====================================================================================     ==========================================
Net asset value, beginning of period           $8.09          $8.34        $8.24           $8.09              $8.34       $8.14
-------------------------------------------------------------------------------------    -------------------------------------------
Income from investment operations
     Net investment income                       .26(b)         .45(b)       .23             .26(b)             .45(b)      .21
     Net realized and unrealized
     gain (loss) on investments                 (.03)          (.18)         .22            (.02)              (.18)        .37
     Total from investment operations            .23            .27          .45             .24                .27         .58
-------------------------------------------------------------------------------------    -------------------------------------------
Distributions
     Dividends from net investment income       (.22)          (.46)        (.23)           (.22)              (.46)       (.26)
     Distributions to shareholders
     from paid-in-capital                         --           (.06)          --              --               (.06)         --
     Distributions from foreign
     currency transactions                        --             --         (.12)             --                 --        (.12)
-------------------------------------------------------------------------------------    -------------------------------------------
Net asset value, end of period                 $8.10          $8.09        $8.34           $8.11              $8.09       $8.34
-------------------------------------------------------------------------------------    -------------------------------------------
Total Return(a)                                 2.84%(d)       3.49%        5.58%(d)        2.97%(d)           3.48%       7.43%(d)
=====================================================================================    ===========================================
Ratios to Average Net Assets:
     Expenses(e)                                 .93%(d)       1.78%         .73%(d)         .93%(d)           1.77%        .87%(d)
     Net investment income                      3.19%(d)       5.57%        2.11%(d)        3.20%(d)           5.62%       2.69%(d)
====================================================================================================================================

                                    Six Months Ended                                                         Year Ended December 31,
Supplemental Data For All Classes:           6/30/98            1997            1996            1995            1994            1993
====================================================================================================================================
Net assets, end of period (000)            $  127,783    $   148,785     $   202,494     $   238,291     $   249,490     $   277,495
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       186.83%        616.63%         621.79%       1,073.69%       1,230.20%       1,599.43%
====================================================================================================================================

      (a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
      (b)   Calculated using average shares outstanding during the period.
      (c)   Commencement of offering respective Class shares.
      (d)   Not annualized.
      (e) The ratios for 1997 and 1998 include expenses paid through an expense offset arrangement.
            See Notes to Financial Statements.

Financial Highlights

EQUITY SERIES

                                                                                                                     Class A Shares
                                                  ----------------------------------------------------------------------------------
                                                   Six Months Ended                                          Year Ended December 31,
Per Share Operating Performance:                            6/30/98         1997           1996       1995         1994        1993
====================================================================================================================================
Net asset value, beginning of period                        $12.08        $12.55         $11.96      $11.55      $12.44     $10.48
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
      Net investment income                                    .04(b)        .07(b)         .07         .16         .10        .04
      Net realized and unrealized gain (loss)
      on investments                                          1.43           .90            .93         .90        (.1125)    2.635
      Total from investment operations                        1.47           .97           1.00        1.06        (.0125)    2.675
------------------------------------------------------------------------------------------------------------------------------------
Distributions
      Dividends from net investment income                      --          (.06)          (.07)       (.17)       (.10)      (.10)
      Distributions to shareholders from paid-in-capital        --         (1.11)          (.21)       (.48)       (.7775)    (.615)
      Distributions from foreign currency transactions          --          (.27)          (.13)         --          --         --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $13.55        $12.08         $12.55      $11.96      $11.55     $12.44
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                              12.17%(d)      7.99%(c)       8.37%       9.19%       (.09)%    26.05%
====================================================================================================================================
Ratios to Average Net Assets:
      Expenses(e)                                              .80%(d)      1.51%          1.52%       1.63%       1.56%      1.68%
      Net investment income                                    .31%(d)       .57%           .54%       1.31%        .79%       .70%
====================================================================================================================================

                                                                               Class B Shares                        Class C Shares
                                                      ---------------------------------------    -----------------------------------
                                                      Six Months         Year                     Six Months       Year
                                                           Ended        Ended       8/1/96(c)          Ended      Ended   7/15/96(c)
Per Share Operating Performance:                         6/30/98     12/31/97     to 12/31/96        6/30/98   12/31/97  to 12/31/96
=============================================================================================    ===================================
Net asset value, beginning of period                      $12.03       $12.53      $12.30        $12.05        $12.54    $12.31
---------------------------------------------------------------------------------------------    -----------------------------------
Income from investment operations
      Net investment income                                  .00(b)(f)  (.02)(b)     (.01)          .00(b)(f)    (.01)(b)    --
      Net realized and unrealized gain (loss)
      on investments                                        1.42         .89          .58          1.41           .90       .57
      Total from investment operations                      1.42         .87          .57          1.41           .89       .57
---------------------------------------------------------------------------------------------    -----------------------------------
Distributions
      Dividends from net investment income                    --          --           --            --          (.01)       --
      Distributions to shareholders from paid-in-capital      --       (1.11)        (.21)           --         (1.11)     (.21)
      Distributions from foreign currency transactions        --        (.26)        (.13)           --          (.26)     (.13)
---------------------------------------------------------------------------------------------    -----------------------------------
Net asset value, end of period                            $13.45      $12.03       $12.53        $13.46        $12.05    $12.54
---------------------------------------------------------------------------------------------    -----------------------------------
Total Return(a)                                            11.80%(d)    7.19%        4.56%(d)     11.70%(d)      7.34%     4.64%(d)
====================================================================================================================================
Ratios to Average Net Assets:
      Expenses(e)                                           1.15%(d)    2.23%         .83%(d)      1.15%(d)      2.14%      .83%(d)
      Net investment income                                  .02%(d)    (.16)%       (.16)%(d)      .02%(d)      (.06)%    (.11)%(d)
====================================================================================================================================

                                            Six Months Ended                                                Year Ended December 31,
Supplemental Data For All Classes:                   6/30/98            1997          1996          1995          1994         1993
====================================================================================================================================
Net assets, end of period (000)                   $   85,245      $   80,820    $   92,164    $   84,731    $   83,739   $   71,632
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                56.08%          99.05%        81.97%        83.32%        75.39%      197.59%
====================================================================================================================================

      (a)   Total return does not consider the effects of sales loads.
      (b)   Calculated using average shares outstanding during the period.
      (c)   Commencement of offering respective Class shares.
      (d)   Not annualized.
      (e) The ratios for 1997 and 1998 include expenses paid through an expense offset arrangement.
      (f)   Amount less than $.01.
            See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies Lord Abbett Global Fund, Inc. (the "Company") is an open-end management investment company. The Company consists of two portfolios ("Series") - Lord Abbett Global Fund - Equity Series ("Equity Series") and Lord Abbett Global Fund - Income Series ("Income Series"). Equity Series is diversified as defined under the Investment Company Act of 1940. Income Series is non-diversified. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company: (a) Market value is determined as follows: Securities listed or admitted to trading privileges on any securities exchange are valued at the last sales price on the exchange on which such securities are traded, or, lacking any sales, at the latest price on the basis of current quotations from dealers, or from valuations furnished by an independent pricing service. Short-term securities are valued at amortized cost which approximates market value. Securities for which market quotations are not available are valued at fair value as determined under procedures approved by the Board of Directors.
(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.
(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts on strips are accrued to maturity using the constant yield method. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. (d) For the Equity Series, a portion of proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares. (e) The Company enters into forward currency contracts and currency option contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. A currency option contract gives you the right, but not the obligation, to purchase or sell a foreign currency at a fixed price during a specified period. The contracts are valued daily at current exchange rates or market values (currency option) and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investment and foreign currency holdings. The gain or loss, if any, arising from the difference between the settlement value of the forward contract (or the cost of the option) and the closing of such contracts, is included as net realized gain or loss from investment and foreign currency transactions. Risk may arise due to a change in the value of the foreign currency and as a result of the potential inability of the counterparts to meet the terms of their contracts. (f) Net realized gains and losses from foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the differences between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities is not segregated in the Statements of Operations from the effect of changes in market prices of those securities. (g) The Company may write call options on securities it owns. Premiums received by the Company upon writing covered call options are included in the Company's statement of net assets as an asset and an equivalent liability. The liability is adjusted daily to the market value of the options written. If an option expires, or if the Company enters into a closing purchase transaction, the Company realizes a gain or, if the cost of a closing purchase transaction exceeds the premium originally received, a loss, and the liability related to the option is extinguished. If an option is exercised, the proceeds of the sale of the underlying investment are increased by the premium originally received when the option was written.

2. Management Fee and Other Transactions With Affiliates The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolios. Under the Investment Company Act of 1940 and the rules thereunder, Lord Abbett has entered into a sub-advisory agreement with Fuji Investment Management Co. (Europe), Ltd. ("sub-adviser") for a temporary period of time. During this period a shareholders' meeting will be held to obtain their approval of this sub-adviser on a long-term basis. The sub-adviser furnishes investment advisory services in connection with the management of the Equity Series' portfolio. Lord Abbett pays for the cost of the sub-adviser's services. The management fee is based on average daily net assets for each month at the annual rate of .75% for the Equity Series and .50% for the Income Series.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor llc ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.25% of the average daily net asset value of Class A shares, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) a supplemental annual distribution fee of 0.10% of the average daily net asset value of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding.

Lord Abbett may waive its management fee or reimburse each Series for certain of its other expenses. Any such fees waived or expenses reimbursed are subject to repayment by each Series pursuant to a formula based on the expense ratio of each Series. As of June 30, 1998, all management fees waived and expenses reimbursed pursuant to the aforementioned formula have been either accrued by each Series or forgiven by Lord Abbett. Distributor received the following commissions on sales of Class A shares of the Company after concessions were paid to authorized dealers:

                                                   Lord Abbett          Dealers'
Series                                             Commissions       Concessions
--------------------------------------------------------------------------------
Equity                                                 $12,169           $73,859
--------------------------------------------------------------------------------
Income                                                  $4,189           $27,255
--------------------------------------------------------------------------------

Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions Dividends from net investment income are declared semi-annually for Equity Series and daily for Income Series. Distributions from net realized gain from investment and foreign currency transactions are declared annually. At June 30, 1998, accumulated net realized capital gain (loss) for financial reporting purposes aggregated $6,567,759 for Equity Series and $(25,313,329) for Income Series. The Income Series had a capital loss carryforward as of December 31, 1997 of approximately $25,030,000, of which $19,900,000 expires in 2002,
$4,450,000 expires in 2004 and $680,000 expires in 2005. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

4. Capital The Equity Series has authorized 500 million shares of $.001 par value capital stock designated as follows: Class A-465 million shares, Class B-15 million shares and Class C-20 million shares. The Income Series has authorized 500 million shares of $.001 par value capital stock designated as follows: Class A-450 million shares, Class B-30 million shares and Class C-20 million shares. At June 30, 1998, paid-in-capital amounted to $69,747,514 for Equity Series and $153,858,487 for Income Series. Transactions in shares of capital stock were as follows:

Notes to Financial Statements

                                                  Six Months Ended June 30, 1998
                           -----------------------------------------------------
                                   Equity Series               Income Series
Class A                        Shares        Amount        Shares        Amount
----------------------------------------------------     -----------------------
Sales of shares               325,763    $ 4,257,730      275,313  $  2,236,112
Shares issued to share-
holders in reinvestment
of net investment income           --             --      246,575     2,003,909
Total                         325,763      4,257,730      521,888     4,240,021
--------------------------------------------------------------------------------
Shares reacquired            (811,419)   (10,471,023)  (2,993,318)  (24,340,215)
Decrease in shares           (485,656)   $(6,213,293)  (2,471,430) $(20,100,194)
--------------------------------------------------------------------------------

                                                    Year Ended December 31, 1997
                           -----------------------------------------------------
                                   Equity Series               Income Series
Class A                        Shares        Amount        Shares        Amount
----------------------------------------------------     -----------------------
Sales of shares             1,095,651   $ 14,481,551      604,529  $  4,878,516
Shares issued to share-
holders in reinvestment
of net investment income
and realized gain from
investment transactions       674,542      7,961,767      658,101     5,308,446
Total                       1,770,193     22,443,318    1,262,630    10,186,962
--------------------------------------------------------------------------------
Shares reacquired          (2,559,577)   (33,537,757)  (7,011,721)  (56,584,653)
Decrease in shares           (789,384)  $(11,094,439)  (5,749,091) $(46,397,691)
--------------------------------------------------------------------------------

                                                  Six Months Ended June 30, 1998
                           -----------------------------------------------------
                                   Equity Series               Income Series
Class B                        Shares        Amount        Shares        Amount
----------------------------------------------------     -----------------------
Sales of shares                73,719       $957,771       49,908      $406,579
Shares issued to share-
holders in reinvestment
of net investment income           --             --        2,608        21,179
Total                          73,719        957,771       52,516       427,758
--------------------------------------------------------------------------------
Shares reacquired             (15,288)      (200,196)     (47,313)     (384,766)
Increase in shares             58,431       $757,575        5,203      $ 42,992
--------------------------------------------------------------------------------

                                                    Year Ended December 31, 1997
                           -----------------------------------------------------
                                   Equity Series               Income Series
Class B                        Shares        Amount        Shares        Amount
----------------------------------------------------     -----------------------
Sales of shares               105,825     $1,394,310      118,462     $ 955,629
Shares issued to share-
holders in reinvestment
of net investment income
and realized gain from
investment transactions        11,349        133,462        5,007        40,318
Total                         117,174      1,527,772      123,469       995,947
--------------------------------------------------------------------------------
Shares reacquired             (25,186)      (338,740)     (26,822)     (215,805)
Increase in shares             91,988     $1,189,032       96,647     $ 780,142
--------------------------------------------------------------------------------

                                                  Six Months Ended June 30, 1998
                           -----------------------------------------------------
                                   Equity Series               Income Series
Class C                        Shares        Amount        Shares        Amount
----------------------------------------------------     -----------------------
Sales of shares                63,935       $835,580       12,713   $   103,597
Shares issued to share-
holders in reinvestment
of net investment income           --             --       10,251        83,307
Total                          63,935        835,580       22,964       186,904
--------------------------------------------------------------------------------
Shares reacquired             (34,483)      (446,481)    (174,370)   (1,419,052)
Increase (decrease) in shares  29,452       $389,099      151,406   $(1,232,148)
--------------------------------------------------------------------------------

                                                    Year Ended December 31, 1997
                           -----------------------------------------------------
                                    Equity Series               Income Series
Class C                         Shares        Amount        Shares        Amount
-----------------------------------------------------     ----------------------
Sales of shares                 54,661      $714,233       95,470   $   770,834
Shares issued to share-
holders in reinvestment
of net investment income
and realized gain from
investment transactions          6,879        81,096       26,224       211,513
Total                           61,540       795,329      121,694       982,347
--------------------------------------------------------------------------------
Shares reacquired              (14,168)     (179,151)    (353,771)   (2,850,127)
Increase (decrease) in shares   47,372      $616,178     (232,077)  $(1,867,780)
--------------------------------------------------------------------------------

5. Purchases and Sales of Investments The Income Series loans its portfolio securities to brokers. As of June 30, 1998, the market value of securities on loan to brokers was $27,606,412, for which the Income Series has obtained collateral aggregating $29,005,276 consisting of cash. During the six months ended June 30, 1998, purchases and sales of investment securities, exclusive of short-term investments, were $45,383,464 and $50,182,190, respectively, for the Equity Series and $242,749,709 and $262,423,233, respectively, for the Income Series. As of June 30, 1998, net unrealized appreciation (depreciation), unrealized appreciation and unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

                               Net Unrealized
                                 Appreciation        Unrealized      Unrealized
Series                         (Depreciation)      Appreciation    Depreciation
--------------------------------------------------------------------------------
Equity                            $ 8,633,374       $10,214,422     $(1,581,048)
Income                            $(1,471,939)      $ 1,365,499     $(2,837,438)

The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

At June 30, 1998, the Income Series had outstanding forward currency contracts to sell and buy foreign currencies as follows:

                                     Value at                        Unrealized
Foreign Currency              Settlement Date         Current      Appreciation
Sell Contracts                     Receivable           Value    (Depreciation)
--------------------------------------------------------------------------------
Australian Dollars,
expiring 7/22/98 to 7/27/98       $ 3,647,000     $ 3,713,000         $ (66,000)
--------------------------------------------------------------------------------
Deutsche Marks,
expiring 9/17/98 to 10/19/98      $24,691,380     $24,762,803         $ (71,423)
--------------------------------------------------------------------------------
New Zealand Dollars,
expiring 7/22/98                  $ 2,070,000     $ 2,066,880         $   3,120
--------------------------------------------------------------------------------
South African Rands,
expiring 7/13/98 to 7/22/98       $ 7,514,023     $ 6,587,533          $926,490
--------------------------------------------------------------------------------
Total                             $37,922,403     $37,130,216          $792,187
--------------------------------------------------------------------------------

                                     Value at
Foreign Currency              Settlement Date         Current        Unrealized
Buy Contracts                         Payable           Value    (Depreciation)
--------------------------------------------------------------------------------
Deutsche Marks,
expiring 7/17/98 to 7/24/98       $10,132,447     $10,026,553         $(105,894)
--------------------------------------------------------------------------------

6. Directors' Remuneration The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Directors' fees payable at June 30, 1998, under a deferred compensation plan, were approximately $52,000.

7. Expense Reduction The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Series' expenses.

8. Line of Credit The Equity Series, along with certain other funds managed by Lord Abbett, have available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.05% per annum. There were no loans outstanding pursuant to this Facility at June 30, 1998, nor was the Facilitly utilized at any time during the period.

Copyright (C) 1998 by Lord Abbett Global Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Global Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning each Series' investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass. All rights reserved. Printed in the U.S.A.

    Investing in the
Lord Abbett
       Family of Funds

----------------------------------------------------------------------------------------------------------------------------
GROWTH
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      INCOME
----------------------------------------------------------------------------------------------------------------------------
Aggressive    Growth Funds     Growth &          Balanced Fund      Income Funds           Tax-Free         Money
Growth Fund                    Income Funds                                                Income Funds     Market Fund

Developing    Alpha Series     Affiliated Fund   Balanced Series    Bond-Debenture         o National       U.S. Government
Growth Fund                                                         Fund                   o California     Securities
              Global Fund-     Growth &                                                    o Connecticut    Money Market
              Equity Series    Income Series                        Global Fund-           o Florida        Fund**+
                                                                    Income Series          o Georgia
              International    Research Fund-                                              o Hawaii
              Series           Large-Cap                            Limited Duration       o Michigan
                               Series                               U.S. Government        o Minnesota
              Mid-Cap                                               Securities Series**    o Missouri
              Value Fund                                                                   o New Jersey
                                                                    U.S. Government        o New York
              Research Fund-                                        Securities Series**    o Pennsylvania
              Small-Cap                                                                    o Texas
              Series*                                               World Bond-            o Washington
                                                                    Debenture Series

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Global Fund.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your investment professional or Lord Abbett Distributor llc at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 30 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your invest-ment professional to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or Statement Inquiries: 800-821-5129

For Literature: 800-874-3733

For 24-Hour Automated Shareholder Service Line: 800-865-7582

Visit Our Web Site:
http://www.lordabbett.com

*     The Lord Abbett Research Fund-Small-Cap Series is closed to new investors.

** An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

+ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained, its stable $1.00 price per share.

[LOGO](R) LORD ABBETT & CO.
          Investment Management

A Tradition of Performance Through Disciplined Investing


Lord Abbett mutual fund shares are distributed by:

LORD ABBETT DISTRIBUTOR LLC
------------------------------------------------------------          LAG-3-698
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203             (8/98)